Exhibit 99.3

MERCEDES-BENZ VEHICLE TRUST,
 as Initial Secured Party,

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
 as Assignee-Secured Party,

and

U.S. BANK NATIONAL ASSOCIATION,
 as Securities Intermediary

TITLING TRUST ACCOUNT
 CONTROL AGREEMENT

Dated as of May 1, 2023

Table of Contents

		Page
ARTICLE ONE

USAGE AND DEFINITIONS

Section 1.01.	Capitalized Terms; Rules of Usage	2

ARTICLE TWO

ESTABLISHMENT OF CONTROL OVER THE 2023-A EXCHANGE NOTE COLLECTION ACCOUNT

Section 2.01.	Establishment of the 2023-A Exchange Note Collection Account	3
Section 2.02.	Grant of Security Interest	3
Section 2.03.	“Financial Assets” Election	4
Section 2.04.	Entitlement Orders	4
Section 2.05.	Subordination of Lien; Waiver of Set-Off	4
Section 2.06.	Notice of Adverse Claims	5

ARTICLE THREE

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 3.01.	Representations, Warranties and Covenants of the Securities Intermediary	6
Section 3.02.	Additional Representations and Warranties	7

ARTICLE FOUR

MISCELLANEOUS

Section 4.01.	GOVERNING LAW	8
Section 4.02.	WAIVER OF JURY TRIAL	8
Section 4.03.	Conflict with Other Agreements	8
Section 4.04.	Amendments	9
Section 4.05.	Successors and Assigns	9
Section 4.06.	Notices	9
Section 4.07.	Termination	10
Section 4.08.	No Petition	10
Section 4.09.	Counterparts; Electronic Signatures	10
Section 4.10.	Table of Contents and Headings	11
Section 4.11.	No Recourse	11

i

This TITLING TRUST CONTROL AGREEMENT, dated as of May 1, 2023 (as amended, restated, modified or otherwise supplemented, this “Agreement”), is among MERCEDES-BENZ VEHICLE TRUST (the “Titling Trust”), as initial secured party (the “Initial Secured Party”), U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION (“U.S. Bank”), as indenture trustee (in such capacity, the “Indenture Trustee”) and as secured party (in such capacity, the “Assignee-Secured Party”), and U.S. BANK NATIONAL ASSOCIATION, as securities intermediary (the “Securities Intermediary”).

RECITALS

WHEREAS, pursuant to the Second Amended and Restated Servicing Agreement, dated as of May 1, 2023 (the “Servicing Agreement”), and the 2023-A Servicing Supplement, dated as of May 1, 2023 (the “2023-A Servicing Supplement”), each among Mercedes-Benz Financial Services USA LLC, as servicer (in such capacity, the “Servicer”) and as lender (in such capacity, the “Lender”), Collateral Title Co. (formerly known (prior to February 1, 2023) as Daimler Title Co.), as collateral agent (the “Collateral Agent”), and the Titling Trust, a segregated account, established with the Securities Intermediary, with account number 244787000, designated as the 2023-A Exchange Note Collection Account (the “2023-A Exchange Note Collection Account”) has been created;

WHEREAS, the Initial Secured Party desires to grant to the Assignee-Secured Party a security interest in the 2023-A Exchange Note Collection Account, all related Security Entitlements (as defined herein) and the financial assets and other investment property from time to time included therein to secure payment of the obligations of the Initial Secured Party and Mercedes-Benz Auto Lease Trust 2023-A under the Basic Collateral Agency Agreement (as defined herein) and the 2023-A Exchange Note Supplement (as defined herein), as applicable;

WHEREAS, pursuant to the 2023-A Servicing Supplement, on the date on which the lien of the Indenture (as defined herein) is released, rights with respect to the 2023-A Exchange Note Collection Account shall be transferred to the Collateral Agent;

WHEREAS, pursuant to the 2023-A Servicing Supplement, on the date on which the 2023-A Exchange Note (as defined herein) is paid in full, rights with respect to the 2023-A Exchange Note Collection Account shall be transferred back to the Initial Secured Party; and

WHEREAS, the parties hereto desire (i) that the security interest of the Assignee-Secured Party be a first priority security interest perfected by “control” pursuant to Articles Eight and Nine of the Uniform Commercial Code and (ii) to make provision for the perfection in a similar manner of the Initial Secured Party’s security interest following release of the Lien of the Indenture and payment in full of the 2023-A Exchange Note.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE ONE

USAGE AND DEFINITIONS

Section 1.01.  Capitalized Terms; Rules of Usage.   Capitalized terms used in this Agreement that are not otherwise defined shall have the meanings ascribed thereto in Appendix 1 to the 2023-A Servicing Supplement or, if not defined therein, in Appendix A to the Basic Collateral Agency Agreement, which Appendices are hereby incorporated into and made a part of this Agreement.  Appendix 1 also contains rules as to usage applicable to this Agreement.  Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement:

“2023-A Exchange Note Supplement” means the 2023-A Exchange Note Supplement, dated as of May 1, 2023, among the Titling Trust, the Administrative Agent, the Collateral Agent, the Lender, the Servicer and the Indenture Trustee.

“Administrative Agent” means U.S. Bank Trust National Association, a national banking association.

“Assignee-Secured Party” has the meaning set forth in the preamble.

“Basic Collateral Agency Agreement” means the Second Amended and Restated Collateral Agency Agreement, dated as of May 1, 2023, among the Titling Trust, the Administrative Agent, the Collateral Agent, the Lender and the Servicer.

“Entitlement Holder” means, with respect to any financial asset, a Person identified in the records of the Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary with respect to such financial asset.

“Entitlement Order” means a notification directing the Securities Intermediary to transfer or redeem a financial asset.

“Financial Asset” has the meaning set forth in Section 8-102(a)(9) of the UCC.

“Initial Secured Party” has the meaning set forth in the preamble.

“Securities Intermediary” has the meaning set forth in the preamble.

“Security Entitlement” means the rights and property interest of an Entitlement Holder with respect to a Financial Asset, as specified in Part 5 of Article 8 of the UCC.

“UCC” means the Uniform Commercial Code as in effect in the State of New York.

ARTICLE TWO

ESTABLISHMENT OF CONTROL OVER THE 2023-A
 EXCHANGE NOTE COLLECTION ACCOUNT

Section 2.01.  Establishment of the 2023-A Exchange Note Collection Account.   The Securities Intermediary hereby confirms that (i) the Indenture Trustee, on behalf of the Servicer, has established the 2023-A Exchange Note Collection Account with the Securities Intermediary, (ii) the 2023-A Exchange Note Collection Account is an account to which Financial Assets are or may be credited, (iii) the Securities Intermediary shall, subject to the terms of this Agreement and the Indenture, treat the Assignee-Secured Party as entitled to exercise the rights that comprise any Financial Asset credited to the 2023-A Exchange Note Collection Account, (iv) all property delivered to the Securities Intermediary by or on behalf of the Assignee-Secured Party or the Initial Secured Party for deposit to the 2023-A Exchange Note Collection Account will promptly be credited to the 2023-A Exchange Note Collection Account and (v) all securities or other property underlying any Financial Assets credited to the 2023-A Exchange Note Collection Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to the 2023-A Exchange Note Collection Account be registered in the name of the Initial Secured Party, payable to the order of the Initial Secured Party or specially endorsed to the Initial Secured Party except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank.

Section 2.02.  Grant of Security Interest.   The Initial Secured Party Grants to the Indenture Trustee on the 2023-A Closing Date, as Indenture Trustee for the benefit of the 2023-A Secured Parties, all of the Initial Secured Party’s right, title and interest in, to and under, whether now owned or existing or hereafter acquired or arising in, the 2023-A Exchange Note Collection Account.  The Grant of the 2023-A Exchange Note Collection Account includes all rights, powers and options (but none of the obligations) of the Initial Secured Party as holder of the 2023-A Exchange Note Collection Account, including the immediate and continuing right to claim for, collect, receive and give receipt for all monies included in the 2023-A Exchange Note Collection Account, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Initial Secured Party or otherwise, and generally to do and receive anything that any Initial Secured Party is or may be entitled to do or receive under the 2023-A Exchange Note Collection Account or with respect to the 2023-A Exchange Note Collection Account.

The foregoing Grant is made in trust to secure (i) the payment of principal of and interest on, and any other amounts owing in respect of, the 2023-A Exchange Note as provided in the 2023-A Exchange Note Supplement and (ii) compliance by the Initial Secured Party with the provisions of the 2023-A Exchange Note Supplement for the benefit of the 2023-A Secured Parties.

The Indenture Trustee acknowledges such Grant, accepts the trusts under this Agreement and agrees to perform the duties required in this Agreement and the 2023-A Exchange Note Supplement.

The Initial Secured Party hereby authorizes the Indenture Trustee to file a Record or Records (as such term is defined in the applicable UCC), including financing statements or continuation statements, and amendments thereto, in all jurisdictions and with all filing offices as are necessary or advisable to perfect, and continue the perfection of, the security interest Granted to the Indenture Trustee; provided, that the Indenture Trustee will have no obligation to make any such filings.  Such financing statements may describe the 2023-A Exchange Note Collection Account in any manner as the Indenture Trustee may determine is necessary, advisable or prudent to ensure the perfection of the security interest Granted to the Indenture Trustee under this Agreement; provided, that the Indenture Trustee will have no obligation to make any such determination.

Section 2.03.  “Financial Assets” Election.   The Securities Intermediary hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the 2023-A Exchange Note Collection Account shall be treated as a “Financial Asset” set forth in Section 8-102(a)(9) of the UCC.

Section 2.04.  Entitlement Orders.   If at any time the Securities Intermediary shall receive any Entitlement Order from the Assignee-Secured Party with respect to the 2023-A Exchange Note Collection Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Initial Secured Party or any other Person.  If at any time the Assignee-Secured Party notifies the Securities Intermediary in writing that the Lien of the Indenture has been released and the 2023-A Exchange Note has been paid in full, the Securities Intermediary shall thereafter comply with Entitlement Orders with respect to the 2023-A Exchange Note Collection Account from the Initial Secured Party without further consent by any other Person.  Notwithstanding anything to the contrary contained herein, if at any time the Securities Intermediary receives conflicting orders or instructions from the Assignee-Secured Party and the Initial Secured Party, the Securities Intermediary will follow the orders or instructions of the Assignee-Secured Party and not the Initial Secured Party.

Section 2.05.  Subordination of Lien; Waiver of Set-Off.   In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in the 2023-A Exchange Note Collection Account or any Security Entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interests of the Assignee-Secured Party and the Initial Secured Party.  The Financial Assets and other items deposited to the 2023-A Exchange Note Collection Account will not be subject to deduction, set-off, banker’s lien or any other right in favor of any Person or entity other than the Assignee-Secured Party and, subject to the provisions hereof, the Initial Secured Party.  Notwithstanding the foregoing, the Securities Intermediary may set off against amounts on deposit in the 2023-A Exchange Note Collection Account (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the 2023-A Exchange Note Collection Account, and (ii) the face amount of any checks which have been credited to the 2023-A Exchange Note Collection Account but are subsequently returned unpaid because of uncollected or insufficient funds.

Section 2.06.  Notice of Adverse Claims.   Except for the claims and interests of the Initial Secured Party and the Assignee-Secured Party in the 2023-A Exchange Note Collection Account, the Securities Intermediary does not know of any claim to, or interest in, the 2023-A Exchange Note Collection Account or in any Financial Asset credited to the 2023-A Exchange Note Collection Account.  If any Person asserts any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the 2023-A Exchange Note Collection Account or in any Financial Asset within the 2023-A Exchange Note Collection Account, the Securities Intermediary will promptly notify the Assignee-Secured Party and the Initial Secured Party thereof.

ARTICLE THREE

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 3.01.  Representations, Warranties and Covenants of the Securities Intermediary.   The Securities Intermediary hereby represents and warrants to, and covenants for the benefit of, the Assignee-Secured Party and the Initial Secured Party, that as of the Closing Date:

(a)          The 2023-A Exchange Note Collection Account has been established as set forth in Section 2.01(i) and will be maintained in the manner set forth herein until termination of this Agreement.  The Securities Intermediary shall not change the name or account number of the 2023-A Exchange Note Collection Account without the prior written consent of the Assignee-Secured Party (or, after receipt of notice pursuant to Section 2.04 that the Lien of the Indenture has been released and the 2023-A Exchange Note has been paid in full, the Initial Secured Party).

(b)          No Financial Asset carried in the 2023-A Exchange Note Collection Account is or will be registered in the name of the Initial Secured Party, payable to the order of the Initial Secured Party, or specially endorsed to the Initial Secured Party, except to the extent such Financial Asset has been endorsed to the Securities Intermediary or in blank.

(c)          This Agreement is the valid and legally binding obligation of the Securities Intermediary.

(d)          The Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement pursuant to which it agrees to comply with Entitlement Orders of any Person other than the Assignee-Secured Party or the Initial Secured Party, in each case to the extent provided in Section 2.04, with respect to the 2023-A Exchange Note Collection Account.

(e)          The Securities Intermediary has not entered into any other agreement with the Assignee-Secured Party or the Initial Secured Party purporting to limit or condition the obligation of the Securities Intermediary to comply with Entitlement Orders as set forth in Section 2.04.

(f)          There are no other agreements entered into between the Securities Intermediary and the Initial Secured Party with respect to the 2023-A Exchange Note Collection Account other than the Servicing Agreement, the 2023-A Servicing Supplement, the 2023-A Exchange Note Supplement or the Indenture.

(g)          The Securities Intermediary in the ordinary course of its business maintains “securities accounts” (as defined in Section 8-501 of the UCC) for others and is acting in that capacity hereunder.

Section 3.02.  Additional Representations and Warranties.   The Securities Intermediary makes the following additional representations and warranties to the Initial Secured Party and the Assignee-Secured Party, that as of the Closing Date:

(a)          The Securities Intermediary has been duly organized and is validly existing as a national banking association under the laws of the United States.

(b)          The Securities Intermediary has the power and authority to execute, deliver and perform its obligations under this Agreement.  This Agreement has been duly authorized, executed and delivered by the Securities Intermediary and constitutes the legal, valid and binding obligation of the Securities Intermediary, enforceable against the Securities Intermediary in accordance with its terms, except as such enforceability may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors’ rights and by general equitable principles.

(c)          The consummation of the transactions contemplated by, and the fulfillment of the terms of, this Agreement will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under its charter documents or by-laws, any material indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument under which the Securities Intermediary is a party or by which the Securities Intermediary is bound, (ii) result in the creation or imposition of any Lien upon any of the Securities Intermediary’s properties pursuant to the terms of any such agreement or instrument (other than Liens contemplated by this Agreement) or (iii) violate or contravene any law or, to the Securities Intermediary’s knowledge, any order rule or regulation applicable to the Securities Intermediary of any Governmental Authority having jurisdiction over the Securities Intermediary or its properties, the failure to comply with which would reasonably be expected to have a material adverse effect on the Securities Intermediary’s ability to perform its obligations under this Agreement.

(d)          There are no Proceedings pending, or, to the Securities Intermediary’s knowledge, threatened, and to the Securities Intermediary’s knowledge there are no investigations pending or threatened, against or affecting the Securities Intermediary or its property before any Governmental Authority (i) asserting the invalidity or unenforceability of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that would reasonably be expected to have a material adverse effect on the ability of the Securities Intermediary to perform its obligations under this Agreement.

ARTICLE FOUR

MISCELLANEOUS

Section 4.01.  GOVERNING LAW

(a)          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b)          Regardless of any provision in any other agreement, for purposes of the UCC including Sections 8-110(b) and 9-304(b) thereof, the Security Intermediary’s jurisdiction (within the meaning of Section 8-110 of the UCC) is the State of New York and the laws of the State of New York are applicable to all issues specified in Article 2(1) of “The Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary”, ratified Sept. 28, 2016, S. Treaty Doc. No. 112-6 (2012) (the “Hague Convention”).  Each party to this Agreement submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York, New York for purposes of all Proceedings arising out of or relating to this Agreement or the transactions contemplated by the 2023-A Basic Documents.  Each party to this Agreement irrevocably waives, to the fullest extent it may do so, any objection that it may now or hereafter have to the laying of the venue of any such Proceeding brought in such a court and any claim that any such Proceeding brought in such a court has been brought in an inconvenient forum.

(c)          This Section 4.01 amends and supersedes any contrary provision in all documents or agreements relating to the establishment or opening of the 2023-A Exchange Note Collection Account.

Section 4.02.  WAIVER OF JURY TRIAL.   EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER 2023-A BASIC DOCUMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY SUCH OTHER 2023-A BASIC DOCUMENT.

Section 4.03.  Conflict with Other Agreements.   There are no other agreements entered into between the Securities Intermediary in such capacity and the Initial Secured Party with respect to the 2023-A Exchange Note Collection Account.  In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into with respect to the 2023-A Exchange Note Collection Account, the terms of this Agreement shall prevail.

Section 4.04.  Amendments

(a)          This Agreement may be amended, supplemented or otherwise modified from time to time by a writing executed by the parties hereto, without the consent of any Securityholder, to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to add, change or eliminate any other provision with respect to matters or questions arising under this Agreement that are not inconsistent with the provisions of this Agreement; provided, that (i) the Initial Secured Party shall have delivered to the Indenture Trustee an Opinion of Counsel or an Officer’s Certificate of the Issuer to the effect that such action will not materially adversely affect the interests of any Noteholders or (ii) the Rating Agency Condition shall have been satisfied with respect to such amendment.

(b)          Each amendment, supplement or other modification of this Agreement other than those provided for in Section 4.04(a) requires the consent of the Majority Noteholders (or if the Notes are no longer Outstanding, Holders of Certificates evidencing not less than a majority of the aggregate Certificate Percentage Interests); provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on or in respect of the 2023-A Leases and 2023-A Vehicles or distributions that are required to be made for the benefit of the Securityholders, change the Interest Rate applicable to any class of Notes or the Required Reserve Amount, without the consent of all holders of Notes then Outstanding or (ii) reduce the percentage of the Note Balance of the Outstanding Notes the consent of the Holders of which is required for any amendment to this Agreement without the consent of the Holders of all Outstanding Notes.

(c)          It shall not be necessary for the consent of any Person pursuant to this Section for such Person to approve the particular form of any proposed amendment, but it shall be sufficient if such Person consents to the substance thereof.

(d)          Promptly after the execution of any such amendment, the Initial Secured Party shall furnish written notification of the substance of such amendment to the Owner Trustee, the Indenture Trustee and the Rating Agencies.

Section 4.05.  Successors and Assigns.   All covenants and agreements in this Agreement shall be binding upon, and inure to the benefit of, the parties hereto, the Noteholders and their successors and assigns.  Any request, notice, direction, consent, waiver or other instrument or action by the parties hereto shall bind their respective successors and assigns.

Section 4.06.  Notices.   All demands, notices and communications hereunder shall be in writing and shall be delivered, e-mailed or mailed, postage prepaid, hand delivery, prepaid courier service or by telecopier, and addressed in each case as follows, if to (i) the Initial Secured Party, c/o BNY Mellon Trust of Delaware, Bellevue Corporate Center, 301 Bellevue Parkway, 3rd Floor, Wilmington, Delaware 19809, Attention:  Corporate Trust Administration (e-mail: kris.gullo@bnymellon.com), (ii) the Assignee-Secured Party, 190 S. LaSalle Street, 7th Floor, Chicago, Illinois 60603, Attention:  Corporate Trust Services/MBALT 2023-A (e-mail: melissa.rosal@usbank.com), (iii) the Securities Intermediary, 190 S. LaSalle Street, 7th Floor, Chicago, Illinois 60603, Attention:  Corporate Trust Services/MBALT 2023-A (e-mail: melissa.rosal@usbank.com) or (iv) as to any of such parties, at such other address as shall be designated by such party in a written notice to the other parties.

ARTICLE ONE

Section 4.07.  Termination

(a)          The rights and powers granted herein to the Assignee-Secured Party have been granted in order to perfect its security interest in the 2023-A Exchange Note Collection Account, are powers coupled with an interest and will neither be affected by the bankruptcy of the Initial Secured Party nor by the lapse of time.  The obligations of the Securities Intermediary hereunder shall continue in effect with respect to the 2023-A Exchange Note Collection Account until the Assignee-Secured Party and the Initial Secured Party (or, after the Securities Intermediary has been notified of the release of the Lien of the Indenture pursuant to Section 2.04, only the Initial Secured Party) have notified the Securities Intermediary in writing that their respective security interests under the Indenture and the Trust Agreement have been terminated.

(b)          The rights and powers granted herein to the Initial Secured Party have been granted in order to perfect its security interest in the 2023-A Exchange Note Collection Account following the release of the Lien of the Indenture and payment in full of the 2023-A Exchange Note, are powers coupled with an interest and will neither be affected by the bankruptcy of the Initial Secured Party nor by the lapse of time.  The obligations of the Securities Intermediary hereunder shall continue in effect with respect to the 2023-A Exchange Note Collection Account until the Assignee-Secured Party and the Initial Secured Party (or, after the Securities Intermediary has been notified of the release of the Lien of the Indenture and payment in full of the 2023-A Exchange Note pursuant to Section 2.04, only the Initial Secured Party) have notified the Securities Intermediary in writing that their respective security interests hereunder and under the Indenture and the Trust Agreement have been terminated.

Section 4.08.  No Petition.   Each of the parties hereto covenants that for a period of one year and one day (or, if longer, any applicable preference period) after payment in full of all Exchange Notes, Notes and other Securities it will not institute against, or join any Person in instituting against the Initial Beneficiary, the Titling Trust, the Transferor, the Issuer or the 2023-A Exchange Noteholder any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceedings, or other Proceedings under any Insolvency Law in connection with any obligations relating to the 2023-A Exchange Note, any 2023-A Notes, this Agreement or any other 2023-A Basic Document and agrees that it will not cooperate with or encourage others to institute any such Proceeding.

Section 4.09.  Counterparts; Electronic Signatures.   This Agreement may be executed in any number of counterparts, each of which counterparts will be an original, and all of which counterparts will together constitute one and the same instrument.

Any signature (including any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record) hereto or to any other certificate, agreement or document related to this transaction, and any contract formation or record-keeping through electronic means shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based recordkeeping system to the fullest extent permitted by Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar State law based on the Uniform Electronic Transactions Act.

Section 4.10.  Table of Contents and Headings.   The Table of Contents and the various headings in this Agreement are included for convenience only and will not affect the meaning or interpretation of any provision of this Agreement.

Section 4.11.  No Recourse.   It is expressly understood and agreed by the parties that (i) this document is executed and delivered by BNYM, not individually or personally, but solely as Titling Trustee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Titling Trust is made and intended not as personal representations, undertakings and agreements by BNYM but is made and intended for the purpose for binding only the Titling Trust, (iii) nothing herein contained shall be construed as creating any liability on BNYM, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto and (iv) under no circumstances shall BNYM be personally liable for the payment of any indebtedness or expenses of the Titling Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Titling Trust under this document or any other related documents.

IN WITNESS WHEREOF, the parties hereto have caused this Titling Trust Account Control Agreement to be duly executed by their respective officers duly authorized as of the day and year first above written.

MERCEDES-BENZ VEHICLE TRUST,
as Initial Secured Party

By:	BNY MELLON TRUST OF DELAWARE, not in its individual capacity, but solely as Titling Trustee

By:
Name:
Title:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee and Assignee-Secured Party

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Securities Intermediary

By:
Name:
Title:

Titling Trust Account Control Agreement